Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

World Omni Financial Corp.

250 Jim Moran Boulevard

Deerfield Beach, Florida 33442

Ladies and Gentleman:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by World Omni Financial Corp. (the “Company,” as the engaging party), Mizuho Securities USA LLC, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes for a sample of collateral assets which may be included in the issuance of asset-backed notes by World Omni Select Auto Trust 2026-A (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 135 retail installment sale contracts (each, a “Sample Receivable”), which the Specified Parties instructed us to select randomly from the Sample Loan Data Tape (defined below) which the Company represents contains the initial proposed pool of retail installment sale contracts to be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

PricewaterhouseCoopers LLP 601 South Figueroa Street Los Angeles, CA, 90017
www.pwc.com/us	(213) 356 6000

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	the existence of the assets or collateral securing such assets;

•	the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and

•	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the prospectus or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the prospectus or other Transaction documents.

It should be understood that we make no representations as to:

•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

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•	the reasonableness of any of the assumptions provided by the Responsible Party; and

•	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of retail installment sale contracts based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction. The procedures performed and results thereof are as follows.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compare” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculate” refers to a recalculation of one or more data elements using a prescribed methodology and the information provided.

•	The phrase “Sample Cutoff Date” refers to June 5, 2026.

•	The phrase Florida/Georgia Dealer Receivable refers to a Contract that has:

o	Dealership state value of “FL” or “GA”; and

o	Loan processing fee (prepaid finance charge) value other than “N/A” or “0.00”.

I.	Data, Information, and Documents Provided

In the course of this engagement, the Company provided the following data, information and documents:

A.	An Excel, CSV, or text file (the “Sample Loan Data Tape”), which the Company represents contains a detailed listing of 20,875 retail installment sale contracts as of the Sample Cutoff Date.

B.	An Excel file (the “Vehicle Make/Model Mapping File”), which the Company represents contains a mapping of vehicle make and vehicle models relating to the Sample Receivables.

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C.	Electronic copies of the following items (collectively, the “Source Documents”) for each Sample Receivable:

•	The retail installment sale contract, retail installment sale contract correction notice, address change correction form or other related documents (the “Contract”);

•	From the Company’s loan servicing system, screenshots and pulled account summary information (the “System Screen Shots”);

•	Certificate of title, electronic record of title, application for title, electronic lien and title information or other related lienholder document (the “Title Document”); and

•	Borrower credit application (the “Credit Application”).

II.	Procedures Performed

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I.

A.	For each Sample Receivable, we compared the following information in the Sample Loan Data Tape to the corresponding information in the Source Documents applying the respective “Special Instructions and/or Threshold” provided by the Company and described below, noting exceptions if the differences are greater than the threshold:

	Description	Sample Loan Data Tape Field	Source Documents	Special Instruction/Threshold
1	VIN	VIN#	Contract
2	Customer name	Customer Name	Contract	No exception for differences that are due to abbreviation, truncation, or capitalization.
3	State	State	Contract	We used the System Screen Shots to compare to the Sample Loan Data Tape for 1 Sample Receivable. The Company represents that the System Screen Shots contain the most recent customer address information.
4	New/used	New/Used Indicator	Contract	If value in Contract is “DEMO” then use “N”.

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	Description	Sample Loan Data Tape Field	Source Documents	Special Instruction/Threshold
5	Make	Make	Contract

For Sample Receivables with a “TOYOTA” Make value in the Sample Loan Data Tape, use the Vehicle Make/Model Mapping File. Otherwise, compare the Contract to the Make field in the Sample Loan Data Tape.

No exception for differences that are due to abbreviation, truncation, or capitalization.

6	Model	Model	Contract

For Sample Receivables with a “TOYOTA” Make value in the Sample Loan Data Tape, use the Vehicle Make/Model Mapping File. Else, compare the model in the Contract.

No exception for differences that are due to abbreviation, truncation, capitalization or style/trim variations.

If a model year value of “2017,” “2018,” or “2019” is in the Sample Loan Data Tape, then (as applicable) use the corresponding model value as shown in the Contract in accordance with the values shown below:

				Sample Loan Data Tape	Contract
				Yaris iA	Scion iA
				Corolla iM	Scion iM
				86	Scion FR-S
7	Model year	Year	Contract
8	APR	Contract Interest Rate	Contract

For Florida/Georgia Dealer Receivables, use the “base rate” value as shown in the Contract.

We used the System Screen Shots to compare to the Sample Loan Data Tape for 1 Sample Receivable, as the Company represents that the System Screen Shots contain the most recent customer APR information.

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	Description	Sample Loan Data Tape Field	Source Documents	Special Instruction/Threshold
9	Original contract amount	Original Contract Amount	Contract

Threshold: $1.00

For Florida/Georgia Dealer Receivables, the original contract amount is equal to the sum of:

·         Loan processing fee (prepaid finance charge) to

·         Amount financed,

as shown in the Contract.

10	Monthly payment amount	Principal and Interest Payment	Contract	Threshold: $1.00
11	Original term	Original Term of Contract	Contract
12	First payment date	First Payment Due Date	Contract	No exception if the first payment date value in the Sample Loan Data Tape is the 1st or 2nd of the month; and the first payment date is the 29th, 30th or 31st day of the month, or on the 28th if February, as shown in the Contract.
13	Contract date	Contract Date	Contract
14	FICO score	App FICO Score or Coapp FICO Score	System Screen Shots

If App FICO Score value is greater than “0”, use the App FICO Score; otherwise use the Coapp FICO Score.

Use the “Customer” FICO field in the System Screen Shots for App FICO Score; and use the “Co-1” FICO field in the System Screen Shots for the Coapp FICO Score. If multiple “Co-1” FICOs are shown in the System Screen Shots, use the highest FICO shown.

This procedure does not apply if App FICO Score and Coapp FICO Score are both zero.

B.	For each Sample Receivable, we observed that the Contract contains a “truth in lending disclosure”.

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C.	For each Sample Receivable, we observed that “World Omni Financial Corp.,” or an acceptable variation, is the lienholder in the Title Document; or that the lienholder has assigned the vehicle to “World Omni Financial Corp.,” or an acceptable variation, in the Title Document.

D.	For each Sample Receivable, we observed a Credit Application.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes for a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

July 7, 2026

Exhibit I

No exceptions were identified other than as noted in the table below.

Sample Receivable #	Procedure	Procedure Result
26	A.2	Attribute does not agree to Sample Loan Data Tape value.
11	D	No Credit Application was provided.

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